                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                     INCOME OPPORTUNITIES FUND 2000, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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Notes:

                     INCOME OPPORTUNITIES FUND 2000, INC.
                                 P.O. BOX 9011
                       PRINCETON, NEW JERSEY 08543-9011
                               ----------------

                 NOTICE OF 1998 ANNUAL MEETING OF STOCKHOLDERS
                               ----------------

                                OCTOBER 8, 1998

To The Stockholders of Income Opportunities Fund 2000, Inc.:

  Notice is hereby given that the 1998 Annual Meeting of Stockholders (the "Meeting") of Income Opportunities Fund 2000, Inc. (the "Fund") will be held at the offices of Merrill Lynch Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey, on Thursday, October 8, 1998 at 10:00 a.m. for the following purposes:

    (1) To elect a Board of Directors to serve for the ensuing year;

    (2) To consider and act upon a proposal to ratify the selection of Ernst & Young LLP to serve as independent auditors of the Fund for its current fiscal year; and

    (3) To transact such other business as may properly come before the Meeting or any adjournment thereof.

  The Board of Directors has fixed the close of business on August 12, 1998 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

  A complete list of the stockholders of the Fund entitled to vote at the Meeting will be available and open to the examination of any stockholder of the Fund for any purpose germane to the Meeting during ordinary business hours from and after September 24, 1998, at the office of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey. You are cordially invited to attend the Meeting. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THIS PURPOSE. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

                                       By Order of the Board of Directors
                                       Ira P. Shapiro
                                       Secretary

Plainsboro, New Jersey
Dated: August 28, 1998

                                PROXY STATEMENT

                               ----------------

                     INCOME OPPORTUNITIES FUND 2000, INC.
                                 P.O. BOX 9011
                       PRINCETON, NEW JERSEY 08543-9011

                               ----------------

                      1998 ANNUAL MEETING OF STOCKHOLDERS

                               ----------------

                                OCTOBER 8, 1998

                                 INTRODUCTION

  This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Income Opportunities Fund 2000, Inc., a Maryland corporation (the "Fund"), to be voted at the 1998 Annual Meeting of Stockholders of the Fund (the "Meeting"), to be held at the offices of Merrill Lynch Asset Management, L.P. ("MLAM"), 800 Scudders Mill Road, Plainsboro, New Jersey, on Thursday, October 8, 1998 at 9:30 a.m. The approximate mailing date of this Proxy Statement is August 31, 1998.

  All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted for the election of the Board of Directors to serve for the ensuing year, and for the ratification of the selection of independent auditors to serve for the Fund's current fiscal year. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund.

  The Board of Directors has fixed the close of business on August 12, 1998, as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Stockholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, the Fund had outstanding 11,057,727 shares of common stock, par value $.10 per share ("Common Stock"). To the knowledge of the Fund, as of the Record Date, no person is the beneficial owner of more than five percent of the outstanding shares of Common Stock.

  The Board of Directors of the Fund knows of no business other than that mentioned in Items 1 and 2 of the Notice of Meeting which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

                         ITEM 1. ELECTION OF DIRECTORS

  At the Meeting, the Board of Directors will be elected to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified. It is intended that all properly executed proxies will be voted (unless such authority has been withheld in the proxy) in favor of the six (6) persons designated as directors to be elected by holders of Common Stock. The Board of Directors of the Fund knows of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Board of Directors may recommend.

  Certain information concerning the nominees is set forth as follows:

                                                                                 SHARES OF
                                                                                COMMON STOCK
                                                                                OF THE FUND
                                            PRINCIPAL OCCUPATIONS               BENEFICIALLY
                                           DURING PAST FIVE YEARS      DIRECTOR OWNED AT THE
   NAME AND ADDRESS OF NOMINEE     AGE  AND PUBLIC DIRECTORSHIPS(/1/)   SINCE   RECORD DATE
   ---------------------------     ---  -----------------------------  -------- ------------
Joe Grills(/1/)(/2/).............  63  Member of the Committee of        1994       -0-
 P.O. Box 98                            Investment of Employee Benefit
 Rapidan, Virginia 22733                Assets of the Financial
                                        Executives Institute ("CIEBA")
                                        since 1986; Member of CIEBA's
                                        Executive Committee since 1988
                                        and its Chairman from 1991 to
                                        1992; Assistant Treasurer of
                                        International Business
                                        Machines Corporation ("IBM")
                                        and Chief Investment Officer
                                        of IBM Retirement Funds from
                                        1986 until 1993; Member of the
                                        Investment Advisory Committees
                                        of the State of New York
                                        Common Retirement Fund and the
                                        Howard Hughes Medical
                                        Institute; Director, Duke
                                        Management Company since 1992
                                        and Vice Chairman thereof
                                        since May 1998; Director,
                                        LaSalle Street Fund since
                                        1995; Director of Hotchkis and
                                        Wiley Mutual Funds since 1996;
                                        Director, Kimco Realty
                                        Corporation since 1997; Member
                                        of the Investment Advisory
                                        Committee of the Virginia
                                        Retirement System since 1998.
Walter Mintz(/1/)(/2/)...........   69 Special Limited Partner of        1992       -0-
 1114 Avenue of the Americas            Cumberland Associates
 New York, New York 10036               (investment partnership) since
                                        1982.

                                                                                 SHARES OF
                                                                                COMMON STOCK
                                                                                OF THE FUND
                                            PRINCIPAL OCCUPATIONS               BENEFICIALLY
                                           DURING PAST FIVE YEARS      DIRECTOR OWNED AT THE
   NAME AND ADDRESS OF NOMINEE     AGE  AND PUBLIC DIRECTORSHIPS(/1/)   SINCE   RECORD DATE
   ---------------------------     ---  -----------------------------  -------- ------------
Robert S. Salomon,                  61 Principal of STI Management       1996         0
 Jr.(/1/)(/2/)...................       (investment adviser) since
 106 Dolphin Cove Quay                  1994; Chairman and CEO of
 Stamford, Connecticut 06902            Salomon Brothers Asset
                                        Management from 1992 until
                                        1995; Chairman of Salomon
                                        Brothers equity mutual funds
                                        from 1992 until 1995; Monthly
                                        columnist with the Forbes
                                        Magazine since 1992; Director
                                        of Stock Research and U.S.
                                        Equity Strategist at Salomon
                                        Brothers Inc. from 1975 until
                                        1991; Trustee, The Common Fund
                                        since 1980.
Melvin R. Seiden(/1/)(/2/).......   67 Director of Silbanc Properties,   1992         0
 780 Third Avenue                       Ltd. (real estate, investment
 Suite 2502                             and consulting) since 1987;
 New York, New York 10017               Chairman and President of
                                        Seiden & de Cuevas, Inc.
                                        (private investment firm) from
                                        1964 to 1987.
Stephen B. Swensrud(/1/)(/2/)....   65 Chairman of Fernwood Advisors     1992         0
 24 Federal Street                      (investment adviser) since
 Suite 400                              1996; Principal of Fernwood
 Boston, Massachusetts 02110            Associates (financial
                                        consultant) since 1975.
Arthur Zeikel(/1/)(/3/)..........   66 Chairman of Fund Asset            1992         0
 P.O. Box 9011                          Management, L.P. ("FAM") and
 Princeton, New Jersey 08543-9011       MLAM (which terms as used
                                        herein include their corporate
                                        predecessors) since 1997;
                                        President of FAM and MLAM from
                                        1977 to 1997; Chairman of
                                        Princeton Services, Inc.
                                        ("Princeton Services") since
                                        1997 and Director thereof
                                        since 1993; President of
                                        Princeton Services from 1993
                                        to 1997; Executive Vice
                                        President of Merrill Lynch &
                                        Co., Inc. ("ML & Co.") since
                                        1990.

--------
(1) Each of the nominees is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLAM acts as investment adviser.
(2) Member of the Audit Committee of the Board of Directors.
(3) Interested person, as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), of the Fund.

  Committees and Board of Directors' Meetings. The Board of Directors has a standing Audit Committee, which consists of the Directors who are not "interested persons" of the Fund within the meaning of the Investment Company Act. The principal purpose of the Audit Committee is to review the scope of the annual audit conducted by the Fund's independent auditors and the evaluation by such auditors of the accounting procedures followed by the Fund. The non-interested Directors have retained independent legal counsel to assist them in connection with these duties. The Board of Directors does not have a nominating committee.

  During the fiscal year ended December 31, 1997, the Board of Directors and the Audit Committee each held four meetings. Each of the Directors then in office attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and, if a member, of the total number of the meetings of the Audit Committee held during such period.

  Interested Persons. The Fund considers Mr. Zeikel to be an "interested person" of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act as a result of the positions he holds with FAM and its affiliates. Mr. Zeikel is the President of the Fund and the Chairman of FAM and MLAM.

  Compliance with Section 16(a) of the Securities Exchange Act of
1934. Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Fund's officers and directors and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. Officers, directors and greater than ten percent stockholders are required by the SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

  Based solely on the Fund's review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, the Fund believes that all of its officers, directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act because of the requirements of Section 30 of the Investment Company Act, (i.e., any advisory board member, investment adviser or affiliated person of the Fund's investment adviser), have complied with all filing requirements applicable to them with respect to transactions during the Fund's most recent fiscal year, except that, Michael J. Hennewinkel made a late Form 3 filing reporting his election as Senior Vice President of FAM, which report indicated that he owned no shares of the Fund. Additionally, Donald C. Burke and Jeffrey B. Hewson each made a late Form 5 filing disclosing change in their respective ownership of Common Stock of the Fund, which reports indicated that at fiscal year end December 31, 1997, Mr. Burke owned 3,260 shares of Common Stock of the Fund and Mr. Hewson owned 1,000 shares of Common Stock of the Fund. A Form 5 was filed on behalf of Messrs. Burke and Hewson on February 27, 1998.

  Compensation of Directors. FAM, the investment adviser, pays all compensation of all officers of the Fund and all Directors of the Fund who are affiliated with ML & Co. or its subsidiaries. The Fund pays each Director not affiliated with the investment adviser (each a "non-affiliated Director") a fee of $2,000 per year plus $500 per regular meeting attended, together with such Director's actual out-of-pocket expenses relating to attendance at meetings. The Fund also pays each member of its Audit Committee, which consists of all the non-affiliated Directors, a fee of $2,000 per year plus $500 per meeting attended, together with such Director's out-of-pocket expenses relating to attendance at such meetings. These fees and expenses aggregated $40,259 for the fiscal year ended December 31, 1997.

  The following table sets forth for the fiscal year ended December 31, 1997 compensation paid by the Fund to the non-affiliated Directors and, for the calendar year ended December 31, 1997, the aggregate compensation paid by all investment companies advised by FAM and its affiliate, MLAM ("FAM/MLAM Advised Funds"), to the non-affiliated Directors.

                                                               AGGREGATE COMPENSATION FROM
                                                                  FUND, OTHER FAM/MLAM
                                       PENSION OR RETIREMENT   ADVISED FUNDS AND HOTCHKIS
                         COMPENSATION BENEFITS ACCRUED AS PART   AND WILEY FUNDS PAID TO
    NAME OF DIRECTOR      FROM FUND       OF FUND EXPENSES              DIRECTORS
    ----------------     ------------ ------------------------ ---------------------------
  Joe Grills(/1/).......    $8,000              None                    $171,500
  Walter Mintz(/1/).....    $8,000              None                    $159,500
  Robert S. Salomon,
   Jr.(/1/).............    $8,000              None                    $159,500
  Melvin R. Sei-
   den(/1/).............    $8,000              None                    $159,500
  Stephen B.
   Swensrud(/1/)........    $8,000              None                    $175,500

--------
(1) The Directors serve on the boards of FAM/MLAM Advised Funds and Hotchkis and Wiley Funds as follows: Mr. Grills (22 registered investment companies consisting of 55 portfolios); Mr. Mintz (20 registered investment companies consisting of 41 portfolios); Mr. Salomon (20 registered investment companies consisting of 41 portfolios); Mr. Seiden (20 registered investment companies consisting of 41 portfolios); and Mr. Swensrud (23 registered investment companies consisting of 56 portfolios).

  Officers of the Fund. The Board of Directors has elected nine officers of the Fund. The following sets forth information concerning each of these officers:

                                                                        OFFICER
       NAME AND PRINCIPAL OCCUPATION                 OFFICE         AGE  SINCE
       -----------------------------                 ------         --- -------
Arthur Zeikel ..............................  President              66  1992
 Chairman of FAM and MLAM since 1997;
 President of FAM and MLAM from 1977 to
 1997; Chairman of Princeton Services since
 1997 and Director thereof since 1993;
 President of Princeton Services from 1993
 to 1997; Executive Vice President of ML &
 Co. since 1990.
Terry K. Glenn .............................  Executive              57  1992
 Executive Vice President of FAM and MLAM     Vice President
 since 1983; Executive Vice President and
 Director of Princeton Services since 1993;
 President of Princeton Funds Distributor,
 Inc. ("PFD") since 1986 and Director
 thereof since 1991; President of Princeton
 Administrators, L.P. since 1988; Director
 of Financial Data Services, Inc. ("FDS")
 since 1985.
Joseph T. Monagle, Jr. .....................  Senior Vice President  50  1997
 Senior Vice President of FAM and MLAM since
 1990; Department Head of the Global Fixed
 Income Division of FAM and MLAM since 1997;
 Senior Vice President of Princeton Services
 since 1993.
Jeffrey B. Hewson ..........................  Senior Vice President  47  1992
 Director (Global Fixed Income) of MLAM
 since 1998; Vice President of MLAM from
 1989 to 1998; Portfolio Manager of MLAM
 since 1985.

                                                                       OFFICER
       NAME AND PRINCIPAL OCCUPATION                OFFICE         AGE  SINCE
       -----------------------------                ------         --- -------
Gregory M. Maunz ........................... Senior Vice President  45  1992
 First Vice President of MLAM since 1997;
 Vice President of MLAM from 1985 to 1997;
 Portfolio Manager of MLAM since 1984.
Donald C. Burke ............................ Vice President         38  1993
 First Vice President of MLAM since 1997;
 Vice President of MLAM from 1990 to 1997;
 Director of Taxation of MLAM since 1990.
Teresa L. Giacino........................... Vice President         36  1998
 Vice President of MLAM since 1992.
Gerald M. Richard .......................... Treasurer              49  1992
 Senior Vice President and Treasurer of FAM
 and MLAM since 1984; Senior Vice President
 and Treasurer of Princeton Services since
 1993; Treasurer of PFD since 1984 and Vice
 President thereof since 1981.
Ira P. Shapiro ............................. Secretary              35  1996
 Director (Legal Advisory) of FAM and MLAM
 since 1997; Attorney associated with FAM
 and MLAM since 1993.

  Share Ownership. At the Record Date, the Directors and officers of the Fund as a group (14 persons) owned an aggregate of less than 1% of the Common Stock of the Fund outstanding at such date. At such date, Mr. Zeikel, a Director and officer of the Fund, and the other officers of the Fund owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.

                   ITEM 2. SELECTION OF INDEPENDENT AUDITORS

  The Board of Directors of the Fund, including a majority of the Directors who are not interested persons of the Fund, has selected the firm of Ernst & Young LLP ("E&Y") to examine the financial statements of the Fund for the current fiscal year. The Fund knows of no direct or indirect financial interest of E&Y in the Fund. Such appointment is subject to ratification or rejection by the stockholders of the Fund. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such auditors.

  E&Y also acts as independent auditors for several other investment companies for which FAM and its affiliate, MLAM acts as investment adviser. The fees received by E&Y from these other entities are substantially greater, in the aggregate, than the total fees received by it from the Fund. The Board of Directors of the Fund considered the fact that E&Y has been retained as the independent auditors for the other entities described above in its evaluation of the independence of E&Y with respect to the Fund.

  Representatives of E&Y are expected to be present at the Meeting and will have the opportunity to make a statement if they so desire and to respond to questions from stockholders.

                            ADDITIONAL INFORMATION

  The expenses of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. The Fund also may hire proxy solicitors at the expense of the Fund.

  In order to obtain the necessary quorum at the Meeting (i.e., a majority of the shares of the Fund entitled to vote at the Meeting, present in person or by proxy), supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Fund. It is anticipated that the cost of such supplementary solicitation, if any, will be nominal.

  Approval of Items 1 and 2 will require the affirmative vote of a majority of the votes cast by the Fund's stockholders, present in person or by proxy and entitled to vote, at a meeting at which a quorum is present and duly constituted.

  Broker-dealer firms, including Merrill Lynch, Pierce Fenner & Smith Incorporated ("Merrill Lynch") holding Fund shares in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Item before the Meeting. The Fund understands that, under the rules of the New York Stock Exchange, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Directors (Item 1) and ratification of the selection of independent auditors (Item 2) if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. Accordingly, the Fund will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of votes present for purposes of determining whether the necessary quorum of stockholders exists. Proxies that are returned but that are marked "abstain" or on which a broker-dealer has declined to vote on any proposal ("broker non-votes") will be counted as present for the purposes of a quorum. Merrill Lynch has advised the Fund that, except as limited by agreement or applicable law, it intends to vote shares held in its name for which no instructions have been received in the same proportion as the votes received from the beneficial owners of those shares for which instructions have been received, whether or not held in nominee name. Abstentions and broker non-votes will not be counted as votes cast. Abstentions and broker non-votes, therefore, will have no effect on the vote on Item 1 or Item 2.

ADDRESS OF INVESTMENT ADVISER

  The principal office of FAM is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

ANNUAL REPORT DELIVERY

  The Fund will furnish, without charge, a copy of its annual report for the fiscal year ended December 31, 1997 to any stockholder upon request. Such requests should be directed to Income Opportunities Fund 2000, Inc., P.O. Box 9011, Princeton, New Jersey 08543-9011, Attention: Ira P. Shapiro, Secretary, or to 1-800-456-4587 ext. 123.

STOCKHOLDER PROPOSALS

  It is currently intended that the 1999 Annual Meeting of Stockholders of the Fund will be held in August 1999. If a stockholder intends to present a proposal at the 1999 Annual Meeting of Stockholders of the Fund, and desires to have the proposal included in the Fund's proxy statement and form of proxy for that meeting, the stockholder must deliver the proposal to the offices of the Fund by March 2, 1999.

                                          By Order of the Board of Directors
                                          Ira P. Shapiro
                                          Secretary

Dated: August 28, 1998

                     INCOME OPPORTUNITIES FUND 2000, INC.
                                 P.O. BOX 9011
                       PRINCETON, NEW JERSEY 08543-9011


                                     PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Ira P. Shapiro as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse hereof, all the shares of Common Stock of Income Opportunities Fund 2000, Inc. (the "Fund") held of record by the undersigned on August 12, 1998 at the annual meeting of stockholders of the Fund to be held on October 8, 1998 or any adjournment thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

     By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

     (Continued and to be signed on the reverse side)

Please mark boxes [_] or [X] in blue or black ink.

1. ELECTION OF DIRECTORS   FOR all nominees listed below                     WITHHOLD AUTHORITY
                           (except as marked to the contrary below) [_]      to vote for all nominees listed below [_]

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.) JOE GRILLS, WALTER MINTZ, ROBERT S. SALOMON, JR., MELVIN R. SEIDEN, STEPHEN B. SWENSRUD AND ARTHUR ZEIKEL

2. Proposal to ratify the selection of Ernst & Young LLP as the independent auditors of the Fund to serve for the current fiscal year.
FOR [_]   AGAINST [_]    ABSTAIN [_]

3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.



                                   Please sign exactly as name appears hereon.
                                   When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                                   Dated: _______________________________, 1998

                                   X ____________________________________
                                             Signature

                                   X ____________________________________
                                             Signature, if held jointly


  SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                       2